UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

STEELCASE INC.

(Exact name of registrant as specified in its charter)

Michigan	1-13873	38-0819050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 44th Street SE Grand Rapids, Michigan	49508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 247-2710

None

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock	SCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously reported, on August 3, 2025, Steelcase Inc., a Michigan corporation (“Steelcase”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with HNI Corporation, an Iowa corporation (“HNI”), Geranium Merger Sub I, Inc., a Michigan corporation and a direct wholly owned subsidiary of HNI (“Merger Sub Inc.”), and Geranium Merger Sub II, LLC, a Michigan limited liability company and a direct wholly owned subsidiary of HNI (“Merger Sub LLC”), providing for, among other things, on the terms and subject to the conditions therein, the merger of Merger Sub Inc. with and into Steelcase (the “First Merger”), with Steelcase continuing as the surviving corporation of the First Merger and a direct wholly owned subsidiary of HNI, and, immediately after the First Merger, the merger of Steelcase with and into Merger Sub LLC (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub LLC continuing as the surviving entity of the Second Merger and a direct wholly owned subsidiary of HNI.

On November 25, 2025, HNI and Steelcase announced in a joint press release that the deadline for Steelcase shareholders to elect the form of merger consideration that such shareholders desire to receive in the Mergers has been set for 5:00 p.m., Eastern Time, on December 4, 2025. The press release also notes that, for purposes of determining the merger consideration payable to Steelcase shareholders that have elected to receive all cash or all stock consideration, the “HNI common stock reference price” and “Parent Common Stock Reference Price” referenced in the election forms and Merger Agreement, respectively, will be calculated as the volume-weighted (based on the number of shares of HNI common stock traded on each trading day used for this calculation) average closing price, rounded to four decimal places, of one share of HNI common stock on the New York Stock Exchange for the period of 10 consecutive trading days ending on the second full trading day preceding the closing date. Completion of the transaction remains subject to approval by HNI and Steelcase shareholders and the satisfaction or waiver of other customary closing conditions. A copy of the joint press release is attached as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, which involve risks and uncertainties. Any statements about HNI’s, Steelcase’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events and any other statements to the extent they are not statements of historical fact are forward-looking statements. Words, phrases or expressions such as “anticipate,” “believe,” “could,” “confident,” “continue,” “estimate,” “expect,” “forecast,” “hope,” “intend,” “likely,” “may,” “might,” “objective,” “plan,” “possible,” “potential,” “predict,” “project,” “target,” “trend” and similar words, phrases or expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are based on information available and assumptions made at the time the statements are made. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

The following factors, among others, relating to the transactions contemplated by the Merger Agreement (the “Transaction”) could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against HNI or Steelcase; the possibility that the Transaction does not close when expected or at all because required shareholder approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, trade policy (including tariff levels), laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which HNI and Steelcase operate; any failure to promptly and effectively integrate the businesses of HNI and Steelcase; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of HNI’s or Steelcase’s customers, employees or other business partners, including those resulting from the announcement, pendency or completion of the Transaction; the dilution caused by HNI’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time to the Transaction from ongoing business operations and opportunities.

Additional important factors relating to Steelcase that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, competitive and general economic conditions domestically and internationally; acts of terrorism, war, governmental action, natural disasters, pandemics and other Force Majeure events; cyberattacks; changes in the legal and regulatory environment; changes in raw material, commodity and other input costs; currency fluctuations; changes in customer demand; and the other risks and contingencies detailed in Steelcase’s most recent Annual Report on Form 10-K and its other filings with the U.S. Securities and Exchange Commission (the “SEC”).

Additional important factors relating to HNI that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, HNI’s ultimate realization of the anticipated benefits of the acquisition of Steelcase; disruptions in the global supply chain; the effects of prolonged periods of inflation and rising interest rates; labor shortages; the levels of office furniture needs and housing starts; overall demand for HNI’s products; general economic and market conditions in the United States and internationally; industry and competitive conditions; the consolidation and concentration of HNI’s customers; HNI’s reliance on its network of independent dealers; change in trade policy, including with respect to tariff levels; changes in raw material, component, or commodity pricing; market acceptance and demand for HNI’s new products; changing legal, regulatory, environmental, and healthcare conditions; the risks associated with international operations; the potential impact of product defects; the various restrictions on HNI’s financing activities; an inability to protect HNI’s intellectual property; cybersecurity threats, including those posed by potential ransomware attacks; impacts of tax legislation; and force majeure events outside HNI’s control, including those that may result from the effects of climate change, a description of which risks and uncertainties and additional risks and uncertainties can be found in HNI’s most recent Annual Report on Form 10-K and its other filings with the SEC.

These factors are not necessarily all of the factors that could cause HNI’s, Steelcase’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any forward-looking statements. Other unknown or unpredictable factors also could harm HNI’s, Steelcase’s or the combined company’s results.

All forward-looking statements attributable to HNI, Steelcase, or the combined company, or persons acting on HNI’s or Steelcase’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and HNI and Steelcase do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If HNI or Steelcase updates one or more forward-looking statements, no inference should be drawn that HNI or Steelcase will make additional updates with respect to those or other forward-looking statements. Further information regarding HNI, Steelcase and factors that could affect the forward-looking statements contained herein can be found in HNI’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in Steelcase’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC.

No Offer or Solicitation

This report is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information and Where to Find It

In connection with the Transaction, HNI filed with the SEC a Registration Statement on Form S-4 (SEC File No. 333-290205) to register the shares of HNI common stock to be issued in connection with the Transaction. The registration statement includes a joint proxy statement of HNI and Steelcase that also constitutes a prospectus of HNI. The registration statement became effective on November 4, 2025, and the definitive joint proxy statement/prospectus has been sent to the shareholders of each of HNI and Steelcase.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING HNI, STEELCASE, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by HNI or Steelcase through the website maintained by the SEC at http://www.sec.gov or from HNI at its website, www.hnicorp.com, or from Steelcase at its website, www.steelcase.com (information included on or accessible through HNI’s website or Steelcase’s website is not incorporated by reference into this report).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Joint Press release issued by HNI Corporation and Steelcase Inc. on November 25, 2025

104	Cover Page Interactive Date File – The cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STEELCASE INC.

Date: November 25, 2025	By:	/s/ David C. Sylvester
Name: David C. Sylvester
Title: Senior Vice President, Chief Financial Officer